Exhibit 99.1

Forward Looking Statements 1 This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. We especially identify statements concerning our acquisition of Eastern Insurance Holdings, Inc. and the establishment of Lloyd's Syndicate 1729 as Forward Looking Statements and direct your attention to our news releases issued on September 24, 2013, our Current Report on Form 8K, issued on September 24, 2013 and our subsequently filed Forms 10K and 10Q for discussion s of risk factors pertaining to these transactions and subsequent integration into ProAssurance. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is included in this presentation and is also available in our latest quarterly news release, which is available in the Investor Relations section of our website, www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release . N on - GAAP Measures

ProAssurance Corporate Profile Healthcare - centric specialty insurance writer Healthcare Professional Liability (HCPL) Only public company writing predominately HCPL Life sciences and medical device liability Workers' compensation Legal professional liability ProAssurance Mission Statement We Exist to Protect Others As a strong and trusted partner, we help our customers confront uncertainty through innovative loss transfer and loss mitigation solutions for liability risks, with an emphasis on healthcare. 2

Financial Results YTD Our commentary on YTD 2014 results and updates on recent transactions and strategy

Strong Financial Results YTD in 2014 4 Gross Written Premiums up 42% year - over - year Driven by new workers’ compensation premium resulting from the acquisition of Eastern Alliance Insurance Group Return on Equity: 8.1% Shareholders’ Equity: $2.4 billion Up 66% since 2008 Book Value: $40.23 YTD increase: 3%

YTD 2014 Income Statement Highlights in millions, except per share data June 30 , Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 405 $ 286 +42% Net Premiums Earned $ 348 $ 265 +31% Total Revenues $ 430 $ 366 +18% Net Losses & Loss Adjustment Expenses $ 188 $ 128 +47% Underwriting & Operating Expenses $ 105 $ 72 +45% Net Income (Includes Realized Investment Gains & Losses and Gain on Acquisition) $ 97 $ 163 - 41% Operating Income $ 86 $ 105 - 18% Net Income per Diluted Share $1.59 $2.63 - 40% Operating Income per Diluted Share $1.42 $1.69 - 16% 5

YTD 2014 Balance Sheet Highlights Split adjusted, in billions, except Book Value per share Shareholders’ Equity $ 2.4 $ 2.4 - 1% Total Investments 4.1 3.9 +5% Total Assets 5.4 5.2 +5% Policy Liabilities 2.6 2.4 +9% 6/30/14 12/31/13 CHANGE $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.36 2008 2009 2010 2011 2012 2013 Q2 2014 Shareholders’ Equity Up 66% Since 2008 Book Value per Share $ 40.23 $ 39.13 +3% 6

Capital Discussion We focus on the creation of meaningful shareholder value through a disciplined approach to capital management

Strong Commitment to Capital Management Capital return at historic levels $53 mln in declared dividends in 2014 Quarterly dividend at $0.30/share Yield: Approximately 2.6% $150 mln spent YTD in 2014 to repurchase 3.3 mln shares $504 mln spent since 2007 $152 mln remaining in current authorization $100 million added to authorization on May 28, 2014 $150 $32 $21 $106 $52 $88 $54 $53 $65 $192 $15 $203 $97 $192 $36 $106 $52 $88 $54 YTD 14 2013 2012 2011 2010 2009 2008 2007 Share buybacks Dividends $ in millions Buyback & Yield Data as of 8/31/14 Dividends Declared as of 9/3/14 Buyback & Dividends 8

Strong Capital Position and Minimal Debt Committed to capital management R etaining capital needed for the market turn and M&A 11% 10% 6% 2% 3% 3% 2% 13% 16% 22% 25% 19% 14% 20% $- $0.5 $1.0 $1.5 $2.0 $2.5 YTD 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 $ in billions Debt Equity Debt to Equity No Debt Prior to 2001 1.4 1.3 1.0 0.5 0.4 0.3 0.3 0.3 0.3 0.2 0.2 0.3 $- $0.5 $1.0 $1.5 $2.0 $2.5 YTD 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Premiums Equity Premiums to Surplus YTD 2014 is Annualized | Q2 x 2 $ in millions Premiums to Surplus Debt to Equity $250 million long - term debt 10 - year notes due 11/15/2023 at a coupon of 5.30% Debt - to - capital at acceptable levels 9

$2.62 $3.85 $4.77 $6.24 $11.60 $15.75 $10.09 $8.34 $10.50 $16.08 $19.56 $24.32 $24.96 $27.46 $26.39 $30.30 $39.91 $42.19 $48.48 $46 .20 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 YTD '14 $1.84 $3.14 $4.28 $5.79 $6.96 $8.01 $9.39 $10.46 $12.30 $16.81 $19.35 $21.35 $26.30 $30.17 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 YTD '14 Cumulative Dividends Book Value per Share $45.26 $35.67 $43.56 $40.23 The Payoff: Consistent Book Value Growth Book Value growth captures our focus on long - term excellence Increased every year we have been public Inception to 6/30/14 10 - Year ( 2004 - 2013) CAGR : 15% CAGR: 17% Cumulative : 2,367% Cumulative: 364% Historical Book Value Per Share Split Adjusted Dividends Shown in the Year Declared Reflects all stock splits and includes all dividends in the year declared Inception to 8/31/14 10 - Year ( 2004 - 2013) CAGR : 13% CAGR: 12% Cumulative : 1,663% Cumulative: 201% Historical Share Price Split Adjusted 10

Focused on Shareholder Value Maintaining profitability and bottom line focus Continuing to grow book value per share Producing sustainable shareholder value 0.00 0.50 1.00 1.50 2.00 2.50 $- $10.00 $20.00 $30.00 $40.00 $50.00 Sep-91 Aug-92 Jul-93 Jun-94 May-95 Apr-96 Mar-97 Feb-98 Jan-99 Dec-99 Nov-00 Oct-01 Sep-02 Aug-03 Jul-04 Jun-05 May-06 Apr-07 Mar-08 Feb-09 Jan-10 Dec-10 Nov-11 Oct-12 Sep-13 Aug-14 Price to Book Stock Price $ BV/Share $ Current Prices Reflect the Solid Value of ProAssurance Current Price to Q1 2014 Book: 1.15x Average Since Inception: 1.4x Unadjusted for dividends Prices Adjusted for 2:1 Stock Split 11

Consolidated Operational Highlights Our commentary on YTD 2014 results and updates on recent transactions and strategy

2014 Corporate Update 13 Acquired Eastern Insurance effective 1/1/14 Integration into ProAssurance well underway Significant contributions to Q1 results Lloyd’s Syndicate 1729 began operations on 1/1/14 Business on the books as planned All senior staffing arrangement complete Medmarc and IND well integrated into ProAssurance operations

Strong Operational Results YTD in 2014 Combined Ratio: 84.2% ( Avg Since 2009: 67.0%) Operating Ratio: 67.0% ( Avg Since 2009: 42.0%) 69.1% 68.0% 52.5% 57.3% 70.6% 84.2% 38.8% 39.8% 27.6% 32.6% 46.1% 67.0% 2009 2010 2011 2012 2013 YTD 2014 Combined Ratio and Operating Ratio History Combined Ratio Operating Ratio 14

Consistent Approach to Reserves Recognizing loss trends as they appear No change in long - term results No change in reserving philosophy or process Reserve Development History by Quarter by Year $16 $20 $19 $25 $40 $47 $53 $47 $20 $31 $37 $38 $50 $60 $39 $42 $25 $30 $43 $33 $52 $50 $49 44 104 109 138 184 115 82 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q4 Q3 Q2 Q1 $ in millions 15 MPL Predominating 2003 — 2013

Premium Distribution at June 30, 2014 2013 ProForma Premium: $726 mln YTD 2014 Premium: $405 mln Tail Premium Allocated by Line Physician & Dental 60.7% Ancillary Healthcare 5.1% Life Sciences & Med Tech 4.7% Hospitals & Facilities 3.6% Attorneys 3.8% Workers' Comp 21.8% Other 0.3% Physician & Dental 48.8% Ancillary Healthcare 3.4% Life Sciences & Med Tech 4.2% Hospitals & Facilities 5.1% Attorneys 4.1% Workers' Comp 29.8% Lloyd's 4.4% Other 0.2% Distribution HCPL LPL Life Sciences Workers’ Comp Agent / Broker 63% 83% 100% 100% Direct 37% 17% -- -- 16

Eastern Insurance Transaction Update Significant contributor to top line growth and bottom line profitability Expected cross selling opportunities are emerging Continues building the platform to serve the needs of larger integrated health systems and healthcare delivery organizations Workers’ compensation represents one of the single largest liability expenditures for healthcare entities Eastern and ProAssurance underwrite large healthcare books of business, which will continue to be a target market for both companies 17

Lloyd’s Syndicate Update First policies underwritten January 1, 2014 $21 mln in gross premium written reported to date (reporting on a one - quarter lag) ProAssurance is providing 58% of underwriting capital Remaining capital from other corporates and private names ProAssurance has committed $77 mln in 2014 Six - Year commitment of up to $200 mln 18

Opportunities and Strategies ProAssurance is Evolving to Anticipate the Risks Facing an Increasingly Complex healthcare Delivery System

Healthcare Realities American healthcare is wrestling with the question of cost vs. care — we can deliver more care than we can afford Restructuring is producing profound changes in healthcare Healthcare delivery is being pushed down to lower cost providers The Affordable Care Act (ACA) is creating additional layers of complexity Healthcare delivery will be in continuous flux for years to come How will the addition of millions of insureds affect Medical Professional Liability? Patient frustration and unexpected outcomes Will additional coverage under the ACA help or hurt Worker’s Compensation writers? Will the healthcare burden shift 20

Insurance Marketplace Realities 21 Insurance companies are awash in capital Pressure is mounting to “do something” with it M&A — the hunter vs. the hunted Chase market share with low prices but disastrous long - term consequences Appease investors with unwise capital - return strategies

The ProAssurance Realities 22 Our long - term focus on financial strength is central to our overall strategy and success ProAssurance has always evolved ahead of the curve We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

Positioned to Succeed 23 ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability Medical Protective National Recent Hospital Experience $780 Doctors Co National Limited Hospital Experience $736 MLMIC NY Only $559 ProAssurance Size, Scope & Experience $522 PRI NY Only Negative reported surplus $373 Coverys Limited Scope $344 NORCAL Limited Scope Minimal Hospital Experience $285 ISMIE $243 MAG Mutual $231 SVIMC $152 MMMD MMIC Limited Scope $170 MICA MMNC COPIC National Chiropractic Mutual National Limited Focus $90 Hospitals Insurance Co OMSNIC National Dental & Related $90 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Size & Scope of Top MPL Writers Surplus billions Active States Bubble Size = Direct Premiums Written in millions MCIC Controlled Risk SNL 2013 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million

Continuing Emphasis on Strategic M&A 24 Well known, seasoned acquirer with a successful track record 1. Purchased Company 2. Demutualization Original Companies OHIC HOSPITALS ONLY 2 1 1 1 1 1 1 1 1 1 1 3 4 4 1 4 3. Renewal Rights 4. Assumed Business 2 2 † 2 3 1 3 3 1 SERTA 2 PROFESSIONAL PROTECTIVE INSURANCE, LTD . 1

Strategic Successes Leveraging our reach, expertise and financial strength $17 mln in annualized premium in the Certitude tm program in partnership with Ascension Health Active in Alabama, Florida , DC, Illinois, Indiana, Kansas, Maryland, Michigan, Texas and Wisconsin Insuring Ascension - affiliated physicians through coordinated, jointly insured programs Adding Ascension - employed physicians and facilities in select states Partnerships with existing physician - focused companies to leverage hospital expertise California venture with CAP - MPT: CAPAssurance Now writing large groups and facilities 25 *www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148 Ascension Health’s Ministry Locations*

Strategic Opportunities 26 Alternative risk and self - insurance opportunities Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Risk sharing/high deductible programs Risk Purchasing Groups for specific specialties or regions Joint physician/hospital insurance products addressing the unique risk tolerance and claims expectations of each insured

Strategic Opportunities 27 ProAssurance Risk Solutions sm Newly formed unit brings proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation Run - off liabilities in M&A transactions Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources Specialized self - insurance plans Offers financial flexibility through more efficient securitization/collateralization of self - funded risks

Strategic Opportunities Through Lloyd’s Syndicate 1729 is an investment opportunity with significant insurance benefits Potentially provides access to international medical professional liability opportunities Leverage Medmarc’s expertise to underwrite international medical technology and life sciences risks Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written 28

Strategic Opportunities Through Medmarc Medmarc is a market - leader in medical products and life sciences liability Increasing presence in device and drug development by larger healthcare organizations Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 Provides ProAssurance and our agents with another arrow in our product quiver at the complex end of the healthcare delivery continuum 29

Strategic Opportunities Through Mid - Continent ProAssurance Mid - Continent Underwriters addresses the needs of ancillary healthcare providers This market is increasing rapidly as the push to reduce healthcare costs drives care through lower cost providers who are an important part of the healthcare continuum 30

Key Investor Points 31 ProAssurance has always evolved ahead of the curve in our industry — we continue that trend We have proven our ability to thrive across insurance cycles and produce significant returns for long - term shareholders Our long - term focus on financial strength and sustained value creation is central to our overall strategy Our management team is heavily invested — professionally and financially in our success

Segment Highlights We report results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

June 31, Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 267 $ 286 - 7% Net Premiums Earned $ 251 $ 265 - 5% Total Revenues $ 254 $ 268 - 5% Net Losses & Loss Adjustment Expenses $ 128 $ 128 – Underwriting & Operating Expenses $ 67 $ 65 +3% Operating Result $ 59 $ 74 - 20% Specialty P&C Financial Highlights - YTD in millions, except ratios Current Accident Year Net Loss Ratio 86.0% 83.0% Prior Accident Year Net Loss Ratio (35.1)% (34.6)% Net Loss Ratio 50.9% 48.4% Underwriting Expense Ratio 26.8% 24.6% Combined Ratio 77.7% 73.0% 33

Specialty P&C Gross Written Premium - YTD 34 $15.5 $20.9 $15.2 $11.5 $15.3 $16.3 $19.6 $16.0 $11.4 $17.1 Other healthcare providers Healthcare facilities Legal professionals Tail & other, professional liability Products liability 2013 2014 $193 $174 $208 $186 2013 2014 Physician 12-mo Physician 24-mo $ in millions Facilities decrease due to non - renewal of a limited number of large accounts in Q2 Lawyers increased due to both new business ($2M) as well as higher pricing on renewals Products liability - new business of $2.6M

Strong Retention Despite Competition Retention remains in line with recent quarters Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability 84% 85% 87% 90% 90% 89% 90% 88% 88% 2006 2007 2008 2009 2010 2011 2012 2013 YTD 6/30/14 Year - over - Year Premium Retention – Physicians 89% 89% 87% 89% Q3 13 Q4 13 Q1 14 Q2 14 Trailing Four Quarters’ Premium Retention – Physicians 35

No Overall Change in HCPL Loss Trends Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 6/30/14 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% -1% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 129% -10% 30% 70% 110% 150% MD/DO Charged Rate History PICA excluded to facilitate accurate comparisons over time 36

Differentiate Through Claims Defense

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states

ProAssurance: 78% No Paid Losses



Dropped or Dismissed 66.5%
Defense Verdict 11.7%
Plaintiff Verdict 3.4%
Settled or ADR 18.4%

Source: ProAssurance, as reported to PIAA

Ten Year Average 2003-2012

Industry: 73% No Paid Losses



Dropped or Dismissed 66.9%
Defense Verdict 6.1%
Plaintiff Verdict 0.6%
Settled or ADR 26.4%

Source: PIAA 2012 Claim Trend Analysis, ProAssurance Excluded

PROASSURANCE. Treated Fairly

37

The Ohio Example: 2006 – 2012 Data Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2012MedicalProfessionalLiabilityClosedClaimReport.pdf 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity More Claims Closed With No Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial More Claims Defended in Court $34,134 $68,983 ProAssurance All Others 2x Lower Average Indemnity Payment per Closed Claim 38

ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business 40% 60% 80% 100% 120% 140% 160% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 Calendar Year Combined Ratio 1991 - 2012 ProAssurance MPL Source: 1991 - 2012 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business Policyholder Dividends Included '91 - '12 Avg 5 Yr Avg 89.7% 107.9% 10 Yr Avg 77.5% 94.6% 58.1% 84.3% 39

ProAssurance Outperforms in Insurance Source: A.M . Best Aggregates and Averages for Each Lines of Business and Period Selected 104.8% 101.0% 104.0% 107.9% 95.0% 84.0% 89.7% 77.5% 58.1% 89.7% 78.0% 59.0% 1991-2012 10-Year 5-Year Average Combined Ratio Overall P&C MPL PRA - MPL Only PRA - All Lines 40

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation In surance Lloyd’s Syndicate 1729

June 30, Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 121 ‒ - 7% Net Premiums Earned $ 94 ‒ - 6% Total Revenues $ 94 ‒ - 6% Net Losses & Loss Adjustment Expenses $ 59 Underwriting & Operating Expenses $ 31 ‒ +4% Segregated Cell Dividend Expense $ 3 ‒ Operating Results $ 2 ‒ - 27% Workers’ Compensation Highlights - YTD in millions, except ratios Current Accident Year Net Loss Ratio 65.0% ‒ Prior Accident Year Net Loss Ratio (2.4%) ‒ Net Loss Ratio 62.6% ‒ Underwriting Expense Ratio 32.5% ‒ Combined Ratio 95.1% ‒ 42

Consistent Profitability in Workers' Comp 43 Historical Combined Ratio (1) 90.4% excluding intangible asset amortization and transaction - related and other one - time charges (1) 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 95.1% 90.4% 2006 2007 2008 2009 2010 2011 2012 2013 Q1 2014 2006 – 2013 is Traditional Workers’ Compensation only

How Eastern Differentiates 44 Disciplined individual account underwriting with focus on rate adequacy in rural territories Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance

Eastern Business Profile 45 • Direct Written Premium of $198.7 Million for the Year Ended 12.31.13, and $182.9 Million for the Year Ended 12.31.12 • Direct Written Premium of $117.0 Million for the Six Months Ended 6.30.14 and $109.2 Million for the Six Months Ended 6.30.13 • Licensed – 30 states Offices Licensed and actively seeking business Licensed, accepting “border” business Eastern Re (Cayman)

Top 10 Classes (Traditional) Payroll Exposure as June 30, 2014 Exposure Base: PA, DE, MD, VA, NC, SC Workers' Compensation Risk Diversification Wide diversification by class code and market segment Over 600 Class Codes Actively Written 46 Retirement / Life Care Community 2.3% Physician / Dentists 9.2% Nursing Homes Skilled 2.6% Hospital 6.6% Clerical / Office 17.2% Colleges/Schools 8.7% Auto Dealers 4.2% Salesmen - Outside 4.2% Restaurant 3.4% Bank 1.6% Healthcare and Related Risks

Broad Product Spectrum 47 Guaranteed Cost 57.7% Alternative Markets 26.4% Policyholder Dividend 8.6% Deductible Plans 3.6% Retrospective Rating 3.7% Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “ Pay as you Go” TPA Services Claims Administration and Risk Management 6/30/14 Active Policies at 6/30/14 Traditional WC Programs 6,945 Alternative Markets 2,124 9,069

How Eastern Differentiates Extensive medical cost containment strategies Average five - year medical cost inflation of 0.6% Proactive claims management Use of Compromise & Release where permitted by law Strategic use of return - to - wellness initiatives Use of a proactive, unique claims approach that has always differentiated ProAssurance 48

Workers’ Comp Claim Closing Pattern: Traditional 49 Few claims remain open from older accident years Eastern is recognized as a short - tail writer of workers’ compensation insurance 63 201 364 535 590 570 684 591 716 774 884 947 1,061 1,146 1,142 846 1 3 3 2 3 5 9 16 24 75 139 463 0 200 400 600 800 1,000 1,200 1,400 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Accident Years 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Closed Claims 63 201 364 535 590 570 684 591 716 774 884 947 1,061 1,146 1,142 846 Open Claims 0 0 0 1 0 3 3 2 3 5 9 16 24 75 139 463 6/30/14

Workers’ Comp Claim Closing Pattern: Alternative 50 Few claims remain open from older accident years Eastern is recognized as a short - tail writer of workers’ compensation insurance 35 66 103 175 267 407 423 310 324 334 384 396 485 456 397 1 2 2 3 11 17 47 175 0 100 200 300 400 500 600 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Accident Years 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Closed Claims 35 66 103 175 267 407 423 310 324 334 384 396 485 456 397 Open Claims 0 0 0 0 0 0 1 0 2 2 3 11 17 47 175 6/30/14

How Eastern Differentiates Captive insurance solutions provided through Eastern Re Segregated cell company based in Cayman Opens additional business opportunities for healthcare professional liability business Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Value - added risk management services cements brand loyalty 51

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

March 31, Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 21 ‒ - 7% Net Premiums Earned $ 3 ‒ - 6% Total Revenues $ 3 ‒ - 6% Net Losses & Loss Adjustment Expenses $ 2 Underwriting & Operating Expenses $ 3 ‒ +4% Operating Results $ - 2 ‒ - 27% Lloyd’s Syndicate 1729 – YTD in millions, except ratios Net Loss Ratio 63.3% ‒ Underwriting Expense Ratio 115.7% ‒ 53

Segment Highlights Corporate U.S. investing activities Non - premium revenues Corporate expenses U. S. taxes

June 30, Y - OVER - Y Change 2014 2013 Investment income $ 59.8 $ 65.4 - 9% Equity in earnings (loss) of unconsolidated subsidiaries 2.5 - 3.2 >100% Net realized investment gains (losses) 15.8 35.2 - 55% Other income 1.0 0.8 +24% Operating expenses 3.6 7.1 - 48% Interest expense 7.1 0.8 >100% Income taxes 30.8 36.7 - 16% Gain on acquisition ‒ 35.5 Segment Operating Result $ 37.6 $ 89.1 Corporate Segment Highlights – YTD in millions, except ratios 55

Corporate Segment Financial Highlights – YTD No change in overall investment result $5.7 million increase in Equity in Unconsolidated Subsidiaries $5.6 million reduction in investment income, primarily due to lower average balances on fixed income investments Net realized investment gains decreased $ 19 million Due to gains recorded in Q1 2013 due to portfolio reallocation and higher stock market valuations in that quarter Decline in operating expenses due to litigation recoveries in Q2 2014 and discreet costs specific to Q1 2013 One - time, non - taxable gain of $35.5 million in Q1 2013 in connection with the acquisition of Medmarc 56

Additional Financial Detail

Capital Growth: 2008 - Q21 2014 2008 2009 2010 2011 2012 2013 Q2 2014 Dividends (15,269) (192,466) (64,777) (35,534) Earnings 177,725 222,026 231,598 287,096 275,470 297,523 96,673 Employee Stock Transactions 11,673 7,205 6,147 6,855 7,780 9,261 5,507 Stock Issued 112,478 - - - - - - Treasury Stock (87,561) (46,884) (106,347) (21,005) - (32,454) (122,281) Unrealized G/L (45,800) 98,663 19,870 50,913 15,343 (85,719) 21,992 Total Equity 1,424 1,705 1,856 2,164 2,271 2,394 2,361 $112,478 $ - 11,673 7,205 6,147 6,855 7,780 9,261 5,507 177,725 222,026 231,598 287,096 275,470 297,523 96,673 (15,269) (192,466) (64,777) (35,534) $(87,561) $(46,884) $(106,347) $(21,005) $(32,454) $(122,281) (45,800) 98,663 19,870 50,913 15,343 (85,719) 21,992 TREASURY STOCK in $000’s except total equity (000,000’s) 58

Inside ProAssurance’s Balance Sheet Cash & Investments: 80.6% Insurance Receivables 8.8% Goodwill & Intangible Assets: 5.9% Other Assets: 4.7% Retained Earnings: 38.5% Other Equity: 5.2% Reinsurance Payable & Other Liabilities: 9.3% Unearned Premiums: 6.7% Loss Reserves: 40.3% Assets: $5.4 bln Liabilities: $3.0 bln Equity: $2.4 bln 6/30/14 59

Inside ProAssurance’s Income Statement - YTD 60 Net Premiums Earned: 80.8% Net Realized Investment Gains: 3.7% Net Investment Income: 13.9% Other: 1.6% Net Income: 22.5% Provision for Income Taxes: 7.2% Underwriting, Policy Acquisitions, Operating and Interest Expenses: 26.5% Net Losses and Loss Adjustment Expenses: 43.8% Revenues: $430 mln Expenses: $334 mln Net Income: $97 mln 6/30/14

Book Value per Share History 61 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $40.23 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $34.84 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $33.44 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses

Book Value per Share 62 Components June 30, 2014 December 31, 2013 Change Total Book Value $ 40.23 $ 39.13 $ 1.10 Less: Goodwill & Intangible Assets 5.39 3.49 1.90 Tangible Book Value $ 34.84 $ 35.64 $ (0.80) Less: Unrealized Gain / Loss 1.40 0.97 0.43 Tangible Book Value excl Unreal G/L $ 33.44 $ 34.67 $ (1.23) Estimated Effect of Treasury Shares $ (0.14) $ 0.07 $ (0.21) Outstanding Shares (000s) 58,682 61,197 (2,515) Treasury Shares (000s) 3,602 900 2,702

6.1% 5.4% 3.1% - 3.2% - 0.3% Pre-Tax Underwriting Profit $71 Pre-Tax Investment Income $62 Non-Operating Gains $35 Taxes $(37) Interest & Intangibles $(3) 2013 Return on Equity: 11.1% YTD (excludes gain on acquisition) Components of Return on Equity 63 L ong - term ROE target: 12% - 14% 5.3% 5.3% 1.4% - 2.6% - 1.3% Pre-Tax Underwriting Profit $64 Pre-Tax Investment Income $62 Non-Operating Gains $17 Taxes $(31) Interest & Intangibles, SPC Dividend $(15) 2014 Return on Equity: 8.1% YTD ($ in millions)

Investment Portfolio Detail ProAssurance remains conservatively invested to ensure our ability to keep our long - term promise of insurance protection

2014 Investment Developments Maintaining duration of approximately four years Book yield has stabilized 4.3% tax effective on a QTD and YTD basis Overall credit quality is stable at A+ 65 2014 Investment Strategy & Outlook Focusing on integration of Eastern Managing duration

ProAssurance: Q2 2014 Investment Profile Fixed Income 79% Short Term (incl cash) 4% Equities & Equity Substitutes 16% BOLI 1% $4.1 Billion Overall Portfolio State & Muni 34% Corporate 45% Asset Backed 14% Govt & Agency 7% $ 3.3 Billion Fixed Income Portfolio Average duration: 3.6 years, down slightly due to Lloyds investments Average tax - equivalent income yield: Q2 14: 4.3% / YTD 14: 4.3% Investment grade: 92% Weighted average: A+ 6/30/14 Full portfolio disclosure on our website: www.proassurance.com/investorrelations/supplemental.aspx Key Q2 actions: Continuing to focus on maintaining duration of approximately four years Avoiding MBS unless we see real value Integrating Eastern 66

Other 10% Auto 10% Non Agency MBS 1% Agency MBS/CMBS 65% Non Agency CMBS 14% ProAssurance Portfolio Detail: Asset Backed 6/30/14 Subject to Rounding Asset Backed: $473 Million Weighted Average Rating: “ AAA” 67

Financials 30% Industrials 29% Utilities/ Energy 20% Other 1% Consumer Oriented 20% ProAssurance Portfolio Detail: Corporate Corporates: $ 1.5 Billion Weighted Average Rating: BBB+ Top 20 Banks/Financials: $ 211 million in millions JPM Chase $25 National Bank of Canada $10 GECC $17 NRUC $10 Goldman Sachs $16 American Honda Fin $10 Bank of America $13 Barclays $9 Morgan Stanley $13 BB&T $8 Wells Fargo $11 BP Capital Mkts $6 Citi $11 Westpac Bank $6 PNC $10 BNY Mellon $6 The Doctor’s Co $10 US Bank $5 HSBC $10 Boeing Capital $5 6/30/14 68

General Obligation 27% Special Revenue 58% Prerefunded 15% ProAssurance Portfolio Detail: Municipals Municipals: $ 1.1 Billion Investment policy has always required investment grade rating prior to applying the effect of insurance Top 10 Municipal Holdings in millions State of Texas $14 Por t Authority of NY & NJ $13 Triborough Bridge Authority $13 Missouri State Highways $13 Omaha Public Power $12 South Carolina State Public Service $12 Washington State $12 Douglas County Colorado School District $12 University of Alabama Revenue $11 Pennsylvania State $11 Weighted Average Rating: AA 6/30/14 69

Equities 41% Alternative Equity & Debt 11% Real Estate LP 3% Private Equity 11% Convertible Bonds 5% Investment Grade Bond Fund 6% FHLB Stock 1% Tax Credits 22% ProAssurance Portfolio: Equities & Other 6/30/14 Equities & Other: $637 Million 5.5% TE Book Yield 13% TE IRR 70

ProAssurance Portfolio Detail: Various Govt MMF 87% Lloyd's 7% Prime MMF (Bermuda) 3% Treasury Bills 2% Other 1% Best Rating: A 7% Best Rating: A+ 58% Best Rating: A++ 35% Rated A1/P1 or better Money Markets: Moody’s: Aaa S&P: AAA Weighted average rating Moody’s: AA3 S&P: AA - A. M. Best: A+ Treasuries 41% TIPS 39% FHLB Debentures 5% FNMA Sr Debentures 9% FHLMC Sr Debentures 3% Other 3% Treasury / GSE: $216 Million Short Term: $173 Million BOLI: $55 Million 6/30/14 71

Additional Details

Now Reporting in Four Segments 73 • Healthcare Professional Liability • Products Liability • Lawyers’ Professional Liability Specialty P&C • Traditional • Captive Market Facility Workers’ Compensation • Syndicate 1729 (58%) (including investments & taxes) Lloyd’s • PRA Corp – parent company • Internal agency operations • Investments, except Lloyd’s • Taxes, except Lloyd’s • Debt Corporate / Other ProAssurance Consolidated

Condensed Results by Segment YTD 2014 74 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination 2014 Consol. 2013 Gross premiums written $ 266,597 $ 120,822 $ 20,707 $ - $ (2,802) $ 405,324 $ 286,025 Net premiums written $ 236,696 $ 110,697 $ 20,272 $ - $ - $ 367,665 $ 260,172 Net premiums earned $ 250,911 $ 94,169 $ 2,952 $ - $ - $ 348,032 $ 264,930 Net losses and LAE 127,624 58,928 1,869 - - 188,421 128,235 Underwriting, policy acquisition & operating expenses 67,230 30,595 3,414 3,638 (205) 104,671 72,244 Underwriting Result $ 56,057 $ 4,646 $ (2,331) $ (3,638) $ 205 $ 54,939 $ 64,451 % of total 101.9% 8.5% - 4.2% - 6.6% 0.4% 100.0% Net investment result - - 124 62,303 - 62,427 62,198 Net realized inv gains / (losses) - - - 15,790 - 15,790 35,151 Other income 3,098 323 1 1,033 (205) 4,249 3,500 SPC Dividend expense - 2,838 - - - 2,838 - Interest expense - - - 7,091 - 7,091 763 Gain on acquisition - - - - - - 35,492 Income tax expense - - - 30,803 - 30,803 36,728 Segment operating result $ 59,155 $ 2,131 $ (2,207) $ 37,594 $ - $ 96,673 $ 163,301 Net loss ratio 50.9% 62.6% 63.3% n/a n/a 54.1% 48.4% Expense ratio 26.8% 32.5% 115.7% n/a n/a 30.1% 27.3% Combined Ratio 77.7% 95.1% 179.1% n/a n/a 84.2% 75.7%

Condensed Results by Segment Q2 2014 75 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Q2 2014 Consol. Q2 2013 Gross premiums written $ 114,253 $ 54,893 $ 20,707 $ - $ (2,802) $ 187,051 $ 122,816 Net premiums written $ 98,245 $ 50,107 $ 20,272 $ - $ - $ 168,624 $ 110,120 Net premiums earned $ 124,677 $ 48,674 $ 2,952 $ - $ - $ 176,303 $ 130,352 Net losses and LAE 66,664 30,380 1,869 - - 98,913 70,609 Underwriting, policy acquisition & operating expenses 33,510 15,007 2,538 1,188 (86) 52,157 34,959 Underwriting Result $ 24,503 $ 3,287 $ (1,455) $ (1,188) $ 86 $ 25,233 $ 24,784 % of total 97.2% 13.0% - 5.8% - 4.7% 0.3% 100.0% Net investment result - - 109 30,835 - 30,944 30,295 Net realized inv gains / (losses) - - - 13,046 - 13,046 8,471 Other income 1,533 184 - 523 (86) 2,154 1,687 SPC Dividend expense - 1,789 - - - 1,789 - Interest expense - - - 3,521 - 3,521 392 Gain on acquisition - - - - - - - Income tax expense - - - 16,125 - 16,125 14,394 Segment operating result $ 26,036 $ 1,682 $ (1,346) $ 23,570 $ - $ 49,942 $ 50,451 Net loss ratio 53.5% 62.4% 63.3% n/a n/a 56.1% 54.2% Expense ratio 26.9% 30.8% 86.0% n/a n/a 29.6% 26.8% Combined Ratio 80.4% 93.2% 149.3% n/a n/a 85.7% 81.0%

Capital Management Priorities 76 The manner in which capital is used has an effect on financial ratings Conceptual Model of Projected A. M. Best BCAR Scores if Premiums Increase Surplus is Reduced Excess Capital vs. Excess Capacity “A+” Rating Threshold

ProAssurance by the Numbers 77 YTD 2014 Policyholders: 78,500 Physicians & Dentists 56.8% Ancillary Healthcare 12.6% Life Sciences/Medical Tech 1.5% Hospitals & Facilities 0.7% Attorneys 15.9% Workers' Compensation 11.5% Other 1.0% June 30, 2014

Management is Experienced & Invested

- Proven management remains in place—13 years average tenure

	W. Stancil Starnes, JD Chairman & Chief Executive Officer Company Tenure: 7 Years Prior MPL Experience: 29 Years Total Industry & Related Experience: 36 Years Formerly in the private practice of law in HCPL defense and complex corporate litigation	
Jeffrey P. Lisenby, JD Executive Vice-President, General Counsel & Secretary Company Tenure: 13 Years Prior MPL Experience: - Total Industry & Related Experience: 13 Years Formerly in the private practice of law	**Edward L. Rand, Jr., CPA** Executive Vice-President & Chief Financial Officer Company Tenure: 9 Years Prior MPL Experience: - Total Industry & Related Experience: 21 Years Career-long experience in insurance finance and accounting. Most recently Chief Accounting Officer for Partner Re	**Howard H. Friedman, ACAS** President HCPL Group & Chief Underwriting Officer Company Tenure: 17 Years Prior MPL Experience: 16 Years Total Industry & Related Experience: 33 Years Career-long experience in MPL company operations and management. Former ProAssurance CFO
Michael L. Boguski, CPCU President, Eastern Alliance Insurance Group Company tenure: 16 years (Co-founder/First employee) Prior Property & Casualty experience: 11 years Total Industry & related experience: 27 years Career long experience in Property and Casualty Underwriting, Operations and Executive Management.	**Mary Todd Peterson, CPA** President of Medmarc Company Tenure: 13 Years Prior Industry Experience: 14 Years Total Industry & Related Experience: 27 Years Former Partner with Johnson Lambert and VP Finance & Controller with Acacia	**Ross E. Taubman, DPM** President of PICA Company Tenure: 3 Years Prior MPL Experience: - Total Industry & Related Experience: 29 Years Formerly in the private practice of podiatry. Leader in organized podiatric medicine; former President and Trustee of the American Podiatric Medical Association
	Frank B. O'Neil Sr. Vice-President & Chief Communications Officer Company Tenure: 27 Years Prior MPL Experience: - Total Industry & Related Experience: 27 Years Formerly a television news executive and anchor	

- Average ProAssurance tenure through the VP level is 16 years; 25 years average industry experience
- Management and employees are invested, owning ~4 % of ProAssurance stock
  - VP and above subject to ownership guidelines

ProAssurance. Treated Fairly
78